UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 23, 2004

                                 ConocoPhillips
             (Exact name of registrant as specified in its charter)

    Delaware                  000-49987                         01-0562944
(State or other              (Commission                    (I.R.S. Employer
 jurisdiction of              File Number)                   Identification No.)
 incorporation)

                             600 North Dairy Ashford
                              Houston, Texas 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000





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Item 7.  Financial Statements and Exhibits

    (c)  Exhibit

     99      --   Press release issued by ConocoPhillips on February 23, 2004.


Item 12.  Results of Operations and Financial Condition

     On February 23, 2004, ConocoPhillips issued a press release announcing the company's replacement of 2003 production. A copy of the press release is furnished as Exhibit 99 hereto and incorporated herein by reference.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONOCOPHILLIPS


                                        /s/ John A.Carrig
                                        ----------------------------------------
                                        John A. Carrig
                                        Executive Vice President, Finance, and
                                        Chief Financial Officer

February 26, 2004




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                                  EXHIBIT INDEX


Exhibit
No.           Description
-------       -----------

99      --    Press release issued by ConocoPhillips on February 23, 2004.




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